                                                                     EXHIBIT 4.2

[BLUE BORDER DESIGN]


                             [FRONT OF CERTIFICATE]


               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA


  NUMBER                     [E3 CORPORATION LOGO]                        SHARES
EC

COMMON STOCK                                                 SEE REVERSE FOR
PAR VALUE $.05                                               CERTAIN DEFINITIONS

                                 E3 CORPORATION

                                                              CUSIP  297658 10 6

         THIS CERTIFIES THAT [SPECIMEN] IS THE OWNER OF ________________________ FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF E3 Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Frank K. Schuster            [E3 CORPORATION            /s/ Anders H. Herlitz
-----------------------------    CORPORATE SEAL GEORGIA]    -------------------------------
President and Chief Operating                               Chairman of the Board and Chief
Officer                                                     Executive Officer


COUNTERSIGNED AND REGISTERED:

SUNTRUST BANK, ATLANTA
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

                              [BACK OF CERTIFICATE]


                                 E3 CORPORATION

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      -  as tenants in common              UNIF GIFT MIN ACT   -             Custodian
                                                                           __________________________
TEN ENT      -  as tenants by the entireties                               (Cust)             (Minor)
JT TEN       -  as joint tenants with the right                            under the Uniform Gifts to
                of survivorship and not as                                 Minors Act _______________
                tenants in common                                                         (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, ________________________________________ hereby sell, assign and transfer unto ____________ [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]
________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________
_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with the full power of substitution in the premises.

Dated,______________________           _________________________________________
                                       NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.



               SIGNATURE(S) GUARANTEED:_________________________________________
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT
                                       TO S.E.C. RULE 17Ad-15.


                                      -2-